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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 31, 1996
                Date of Report (Date of earliest event reported)


                               I.C.H. Corporation
                            (Exact name of registrant
                          as specified in its charter)


               Delaware                   1-7697              43-6069928
     (State or other jurisdiction      (Commission          (IRS Employer
           of incorporation)           File Number)       Identification No.)


                   500 North Akard Street, Dallas, Texas 75201
              (Address of principal executive offices)  (Zip Code)

                                 (214) 954-7111
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)
- --------------------------------------------------------------------------------

Item 5.  Other Events.

     I.C.H. Corporation, a Delaware corporation, together with two of its wholly-owned subsidiaries, SWL Holding Corporation and Care Financial Corporation, filed on May 31, 1996 its proposed Joint Plan of Orderly Liquidation under Chapter 11 (the "Plan") pursuant to the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division. A copy of the Plan is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     A copy of the press release announcing the filing of the Plan is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (a)      Not required.
         (b)      Not required.
         (c)      Exhibits


   Exhibit
     No.       Description
     ---       -----------

     2.1 Debtors' Joint Plan of Orderly Liquidation under Chapter 11 dated May 31, 1996.

     99.1      Press Release of I.C.H. Corporation dated May 31, 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  I.C.H. CORPORATION


Date:  June 17, 1996              By:/s/Susan A. Brown
                                     -----------------
                                     Susan A. Brown,
                                     Co-Chief Executive Officer, Chief Financial
                                     Officer and Treasurer  (principal executive
                                     officer and principal financial officer)

                                Index to Exhibits



                                                                   Sequentially
                                                                     Numbered
Exhibit Number   Description                                          Pages
- --------------   -----------                                          -----

2.1              Debtors' Joint Plan of Orderly Liquidation under
                 Chapter 11 dated May 31, 1996.

99.1             Press release of I.C.H. Corporation dated May 31,
                 1996.

Daniel C. Stewart, SBT #19206500
Josiah M. Daniel, III, SBT #05358500
Winstead Sechrest & Minick P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270
(214) 745-5400
ATTORNEYS FOR THE DEBTORS


                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                           )
                                                 )
I.C.H. CORPORATION,                              )    CASE NO. 395-36351-RCM-11
         a Delaware corporation, f/k/a           )    (Chapter 11)
         Southwestern Life Corporation,          )
         f/k/a I.C.H. Corporation,               )
                                                 )
SWL HOLDING CORPORATION,                         )    CASE No. 395-36352-RCM-11
         a Delaware corporation,                 )    (Chapter 11)
         f/k/a Life Interests Corporation,       )
                                                 )
CARE FINANCIAL CORPORATION,                      )    CASE NO. 395-36354-RCM-11
         a Delaware corporation,                 )    (Chapter 11)
         f/k/a Health Interests Corporation,     )
                                                 )
                  DEBTORS.                       )


           DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11
                              (Dated: May 31, 1996)

     I.C.H.   Corporation,   Care   Financial   Corporation,   and  SWL  Holding
Corporation, jointly propose the following Plan of Orderly Liquidation pursuant to the provisions of Chapter 11 of the Bankruptcy Code.


DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 1
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



                                    ARTICLE I

                                   DEFINITIONS

     Unless the context otherwise requires, the following terms shall have the following meanings when used in initially capitalized form in this Plan. Such meanings shall be equally applicable to both the singular and plural forms of such terms. Any term used in initially capitalized form in this Plan that is not defined herein, but that is used in the Bankruptcy Code, shall have the meaning assigned to such term in the Bankruptcy Code.

     1.1 Administrative Expense or Administrative Claim means an administrative expense Claim under Section 503 of the Bankruptcy Code.

     1.2 Advisory  Committee  means the  advisory  committee  established  under
Section 6.5 of this Plan.

     1.3 Allowed Amount means the amount in lawful currency of the United States of any Allowed Claim.

     1.4 Allowed Claim means a Claim against a Debtor or the Debtors allowable under the Bankruptcy Code (i) to the extent that a proof of claim or request for payment was timely Filed, deemed Filed, or, with leave of the Bankruptcy Court or without objection by a party in interest, late Filed, or (ii) which has been or hereafter is listed by Debtors in their Schedules as not unliquidated, disputed, or contingent and in the case of (i) and (ii) above, as to which either (a) a party in interest does not timely File an objection or (b) is allowed by a Final Order, or otherwise provided for in this Plan. Unless otherwise specifically provided in this Plan, an "Allowed Claim" shall not include any amount for punitive damages or penalties or any amount of interest which may have accrued from and after the Petition Date on any Claim or Interest.


     1.5 Available Cash means, as of any date of calculation, the aggregate of cash and cash equivalents of the Reorganized Debtor as reflected on the books and records of the Reorganized Debtor, less (i) tax reserves with respect to federal income and state and local taxes required to be paid in the current period, (ii) the reserves required by this Plan for payment of certain Contested Claims and Administrative Expenses, (iii) an amount for operating expenses (to be determined from time to time in the business judgment of the Board of Directors of the Reorganized Debtor), (iv) the Litigation Reserve, (v) all proceeds of the Designated Asset Pool, and (vi) the cash required to implement the settlement of the Class Action claims described in Section 9.4 of the Plan.

     1.6 Bankruptcy Code means Title 11 of the United States Code, as amended.

     1.7  Bankruptcy  Court  means the United  States  Bankruptcy  Court for the
Northern District of Texas, Dallas Division, or such other court that may have jurisdiction

DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 2
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



with respect to the reorganization of the Debtors under Chapter 11 of the Bankruptcy Code.

     1.8 Bar Date means February 7, 1996 as to all Claims excluding Claims of governmental units for which the Bar Date is April 9, 1996, and further excluding the Internal Revenue Service for which the Bar Date is July 1, 1996.

     1.9 BML means Bankers Multiple Line Insurance Company, an Illinois corporation.

     1.10 Board of Directors means the board of directors of the applicable Debtor.

     1.11 Business Day means any day, other than a Saturday, Sunday or legal holiday (as that term is defined in Bankruptcy Rule 9006(a)).

     1.12  Care  Financial   means  Care  Financial   Corporation,   a  Delaware
corporation, f/k/a Health Interests Corporation.

     1.13 CFSB Interest means those certain rights to participate in economic benefits assigned to ICH by Consolidated National Corporation ("CNC"), as further defined in the Amended and Restated Agreement dated as of January 31, 1995, by and between CNC, James M. Fail, and CFSB Corporation, and the Amended and Restated Distribution Account Agreement dated as of January 31, 1995, by and between CNC, James M. Fail, CFSB Corporation, and Mid-America Bank of Louisville and Trust Company.

     1.14 Chapter 11 Case means the above entitled and numbered jointly administered case filed by the Debtors pursuant to the provisions of Chapter 11 of the Bankruptcy Code.

     1.15 Charter Amendments means the amendments to the Certificate of Incorporation of the Debtors to be effected under this Plan pursuant to Section
6.05 hereof.

     1.16 Claim means (i) right of payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) a right to an equitable remedy for breach of performance if such breach gives rise to a right of payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     1.17 Claimant means a holder of a Claim.

     1.18 Class means all of the holders of Claims against or Interests with respect to the Debtors having characteristics substantially similar to the other Claims or Interests which have been designated as a class in Article III hereof.


DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 3
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



     1.19 Common Stock means the 47,205,200 outstanding shares of common stock, $1.00 par value per share, of ICH.

     1.20  Confirmation   means  the  entry  by  the  Bankruptcy  Court  of  the
Confirmation Order.

     1.21 Confirmation Date means the date on which the Confirmation Order has been entered on the docket maintained by the Bankruptcy Court.

     1.22 Confirmation Hearing means the hearing or hearings to be held before the Bankruptcy Court in which the Debtors will seek Confirmation of this Plan.

     1.23 Confirmation Order means the Order confirming this Plan.

     1.24 Contested, when used with respect to a Claim, means a Claim against the Debtors that is (i) listed in the Debtors' Schedules as disputed, contingent, or unliquidated; (ii) listed in the Debtors' Schedules as undisputed, liquidated, and not contingent and as to which a proof of Claim has been filed with the Bankruptcy Court, to the extent the proof of Claim amount exceeds the amount provided for in the Debtors' Schedules; (iii) that is not listed in the Debtors' Schedules, but as to which a proof of Claim has been filed with the Bankruptcy Court; or (iv) the subject of an objection which has been or may be timely Filed and which claim has not been disallowed by Final Order. To the extent an objection relates to the allowance of only a part of a Claim, such a Claim shall be a Contested Claim only to the extent of the objection.

     1.25 Creditors Committee means the Official Unsecured Creditors Committee of I.C.H. Corporation.

     1.26 Debtors means ICH, Care Financial, and SWL Holding as debtors and as debtors in possession of their respective Estates.

     1.27 Designated Asset Pool consists of (i) all claims and causes of action retained by the Reorganized Debtor (as further described hereinbelow), and (ii) the CFSB Interest.

     1.28 Disclosure Statement means the Disclosure Statement for the Debtors' Joint Plan of Orderly Reorganization under Chapter 11, together with any supplements, amendments or modifications thereto.

     1.29 Distribution Date shall mean, when used with respect to each Allowed Claim, a date which is as soon as practicable after the later of (i) with respect to a Claim which becomes an Allowed Claim before the Effective Date and with respect to all Interests, or (ii) with respect to Claims which become Allowed Claims after the Effective Date, the first Business Day of the next calendar quarter after the date upon which the Claim becomes an Allowed Claim, unless the Claim becomes an Allowed Claim within fifteen (15) days before the first Business Day of the next calendar quarter, in which case

DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 4
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



the Distribution Date shall be the first Business Day of the next succeeding calendar quarter.

     1.30 Effective Date means the eleventh Business Day following the Confirmation Date or, if the Confirmation Order is stayed pending appeal, the Effective Date shall be the eleventh day after such stay is dissolved by a Final Order.

     1.31 Eligible Institution means a firm that is a member of the registered national securities exchange or a member of the National Association of Securities Dealers or by a commercial bank or a trust company having an office in the United States.

     1.32 Entity includes individual, partnership, corporation, estate, trust, governmental unit, and the United States trustee.

     1.33 Equity Committee means the Official Committee of Equity Security Holders of I.C.H. Corporation.

     1.34 Estates mean the estates created by Section 541 of the Bankruptcy Code upon the commencement of the case under Chapter 11 of the Bankruptcy Code with respect to the Debtors.

     1.35 Fee Claim means a Claim under Sections 330 or 503 of the Bankruptcy Code for allowance of compensation and reimbursement of expenses in the Chapter 11 Case.

     1.36 Filed means filed with the Bankruptcy Court.

     1.37 Final Order means an Order as to which any appeal that has been taken has been resolved or as to which the time for appeal has expired.

     1.38 ICH means I.C.H. Corporation, a Delaware corporation, whose principal address is 500 North Akard Street, Dallas, Texas 75201.

     1.39 Impaired means the treatment of an Allowed Claim or Interest under the Plan unless, with respect to such Claim or Interest, either (i) the Plan leaves unaltered the legal, equitable, and contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest, or (ii) notwithstanding any contractual provision or applicable law that entitles the holder of such Claim or Interest to demand or receive accelerated payment of such Claim or Interest after occurrence of a default, the Debtors (A) cure any default that occurred before or after the commencement of the Chapter 11 Case other than default of the kind specified in Section 365(b)(2) of the Bankruptcy Code; (B) reinstate the maturity of such Claim or Interest as such maturity existed before such default; (C) compensate the holder of such Claim or Interest for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; and (D) do not otherwise alter the legal, equitable or contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest.

DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 5
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



     1.40 Indenture means any one or more of the trust indentures pursuant to which the Notes were issued.

     1.41 Indenture Trustee means Mid-America Bank and Trust Company of Louisville, d/b/a Bank of Louisville, and any successor thereto.

     1.42 Interest means the equity interests in ICH represented by duly authorized, validly issued and outstanding shares of the issued Preferred Stock and Common Stock of ICH.

     1.43 Letters of Transmittal means such letters of transmittal as may be distributed by ICH or Paying Agent after the Effective Date to record holders of Securities as of the Effective Date for the purpose of enabling such Entities to transmit Securities held of record by them as of the Effective Date to the Paying Agent as contemplated by Section 6.11 of this Plan, which letters of transmittal shall be in form and substance acceptable to ICH and the Paying Agent.

     1.44 Litigation Reserve means the reserve established by the Reorganized Debtor on the Effective Date for the purpose of payment of the anticipated fees and expenses of lawyers, accountants, experts, and other necessary or appropriate professionals retained to investigate and pursue any causes of action reserved unto the Reorganized Debtor. The amount of the Litigation Reserve is subject to adjustment from time to time in the business judgment of the Board of Directors of the Reorganized Debtor.

     1.45 Modern/Western Agreement means that certain Stock Purchase Agreement dated as of April 2, 1996, between BML, as seller, and Reassure America Life Insurance Company, as purchaser.

     1.46 Notes means the 11 1/4 % Senior Subordinated Notes due 1996 and the 11 1/4 % Senior Subordinated Notes due 2003 issued by ICH.

     1.47 Order means an order of the Bankruptcy Court.

     1.48 Ozark means Ozark National Life Insurance Company.

     1.49 Paying Agent means the entity designated as such by ICH on or before the conclusion of the Disclosure Statement hearing.

     1.50 Payout occurs upon the payment in full of the sum of the Allowed Amount of all Class 4 Claims together with interest from the Petition Date on the unpaid principal balance of such Claims at the legal rate.

     1.51 PennCorp Escrow means those certain escrows established under and pursuant to the PennCorp Escrow Agreement. The funds deposited under the terms and provisions of the Penncorp Escrow Agreement shall not be considered Available Cash

DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 6
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



until released to one or more of the Debtors in accordance with the terms and provisions of the PennCorp Escrow Agreement or other agreements entered into by the Debtors with respect thereto or as authorized by Final Order of the Bankruptcy Court.

     1.52 PennCorp Escrow Agreement means the escrow agreement entered into pursuant to Section 8.2(a) of the Purchase Agreement dated December 1, 1995, among ICH, SWL Holding, Care Financial, Facilities Management Installation, Inc., Southwestern Financial Corporation, Southwestern Financial Services Corporation, and PennCorp Financial Group, Inc.

     1.53 Petition Date means October 10, 1995.

     1.54  Philadelphia  American  means  Philadelphia  American Life  Insurance
Company,   a  Pennsylvania   corporation   (which   corporation  has  filed  for
redomestication to the State of Texas).

     1.55 Philadelphia American Agreement means that certain Stock Purchase Agreement dated as of April 2, 1996, between BML, as seller, and New Era Enterprises, Inc., as purchaser.

     1.56 Plan means this Plan of Reorganization under Chapter 11 of the Bankruptcy Code, as it may be amended or modified from time to time as permitted herein.

     1.57 Pro Rata means the proportion that an Allowed Claim or Interest in a particular Class bears, respectively, to the aggregate amount of all Allowed Claims or Interests in such Class, determined as of the Effective Date.

     1.58 Preferred Stock means the $1.75 Convertible Exchangeable Preferred Stock, Series 1986-A, $25.00 stated value, issued by ICH.

     1.59 Record Holder means, as of any specified date, the holder of a Note, Preferred Stock or Common Stock, as applicable, who is registered as holding such Securities in the transfer or other such records of the Transfer Agent or Indenture Trustee, as applicable.

     1.60 Released Entities means the Debtors, the Reorganized Debtors, the Creditors Committee, the Equity Committee, and their respective present and former [affiliates,] officers, directors, members, employees, agents, attorneys, and representatives. Notwithstanding the foregoing, the following persons are excluded from the definition of Released Entities: Consolidated National Corporation, Robert T. Shaw, C. Fred Rice, and Consolidated Fidelity Life Insurance Company.

     1.61 Reorganized Debtor means ICH as of the Effective Date.

     1.62 Reorganized Debtors means Care Financial, ICH, and SWL Holding, as of the Effective Date.


DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 7
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



     1.63 Sayyah means Victor L. Sayyah.

     1.64 Schedules means those schedules and statements of financial affairs filed by the applicable Debtor under Fed. R. Bankr. P. 1007, as same may be amended from time to time.

     1.65 Secured means an Allowed Claim secured by a lien on property in which an Estate has an interest, or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of Claimant's interest in such Estate's interest in such property, or to the extent of the amount subject to setoff, as the case may be.

     1.66 Securities means the Common Stock, the Preferred Stock and the Notes.

     1.67 Securities-Related Claims means the Claims arising from rescission of a purchase or sale of a Security of ICH or of any of its affiliates, for damages arising from the purchase or sale of such a Security, or for reimbursement or contribution allowed under Section 502 of the Bankruptcy Code on account of such a Claim, including but not limited to the Claims of the plaintiffs in the suit styled In re Southwestern Life Corporation Securities Litigation, Adversary Proceeding No. 395-3589, pending in the Bankruptcy Court.

     1.68 Stock Certificates means the certificates representing and evidencing ownership of the Common Stock and the Preferred Stock.

     1.69 Substantial Consummation means the accomplishment of the transactions required under Sections 6.1 through 6.10 of this Plan.

     1.70 SWL Holding means SWL Holding Corporation, a Delaware corporation, f/k/a Life Interests Corporation.

     1.71 Tenneco means Tenneco, Inc., a Delaware corporation.

     1.72 Tenneco Compromise Motion means that certain Motion for Approval of Compromise with Tenneco anticipated by the Debtors to be filed in the Chapter 11 Case by ICH.

     1.73 Tenneco Settlement means that certain tentative oral settlement agreement by and between ICH and Tenneco.

     1.74 Transfer Agent means the Mid American Bank and Trust Company of Louisville (d/b/a Bank of Louisville), the transfer agent for the Common Stock and the Preferred Stock, and any successor thereto.


DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 8
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




                                   ARTICLE II

                       TREATMENT OF NON-CLASSIFIED CLAIMS

     The Plan does not classify Claims having priority as specified in Section 507 of the Bankruptcy Code, which Claims shall be treated as follows:

     2.1 General Administrative Claims.

     (a) Each holder of an Administrative Claim except as otherwise set forth in this Article II (and specifically excluding Administrative Tax Claims as set forth in Section 2.2 below) shall receive either (i) the amount of such holder's Allowed Claim in one cash payment on the later of the Effective Date or the date such Claim is Allowed by Final Order, or (ii) such other treatment agreed upon in writing by the Debtors and such holder; provided, however, that any such Administrative Claim representing a liability incurred in the ordinary course of business by any of the Debtors shall be assumed and paid by the Reorganized Debtor in accordance with the terms and conditions of the particular transaction giving rise to such liability and any agreements relating thereto.

     (b) Each professional person whose retention with respect to the Debtors' cases has been approved by the Bankruptcy Court and who holds, or asserts, an Administrative Claim that is a Fee Claim shall be required to file with the Bankruptcy Court a final fee application within sixty days after the Effective Date and to serve notice thereof on all parties entitled to such notice. The failure to file timely the fee application as required under this Section 2.1(b) of the Plan shall result in the Fee Claim being forever barred and discharged. An Administrative Claim that is a Fee Claim, and with respect to which a Fee Application has been properly filed pursuant to this Section 2.1(b) of the Plan, shall become an Administrative Claim only to the extent allowed by Final Order. No Fee Claims shall be Allowed on account of any services rendered by a professional person whose retention with respect to the respective Debtors' case has not been approved by the Bankruptcy Court.

     (c) Each professional person shall, not later than ten Business Days after the Effective Date, submit an estimate of the Fee Claim to be filed pursuant to
Section 2.1(b) hereof (the "Fee Claim Estimate") to the Reorganized Debtor. The aggregate amount of such Fee Claim Estimates shall be reserved by the Reorganized Debtor and shall not be treated as Available Cash.

     2.2 Administrative Tax Claims. Each holder of an Allowed Administrative Claim for (a) taxes shown on the Federal and State income tax returns in which the Debtors are includible for the period during which the Debtors' Chapter 11 cases are being administered and any other taxes of the Debtors payable pursuant to Section 507(a)(1) of the Bankruptcy Code (collectively, the "Allowed Administrative Tax Claims"), if any, shall receive the amount of such holder's Allowed Administrative Tax Claim in cash in full on the latest of (i) the Effective Date, (ii) the date such Claim is

DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 9
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



Allowed by Final Order, or (iii) the date such payment is due under applicable law. In connection therewith, amounts equal to estimated amounts of such tax liabilities shall on the Effective Date be reserved for payment of such Allowed Administrative Tax Claims, and shall not be treated as Available Cash.

     2.3 Bankruptcy Fees. All fees payable under 28 U.S.C. ss. 1930 shall be paid in cash in full on the Effective Date and thereafter in accordance with such statute.

     2.4 Priority Tax Claims. Each Allowed Claim entitled to priority in accordance with Section 507(a)(8) of the Bankruptcy Code, shall be paid in cash by the Reorganized Debtors, as applicable, on the Effective Date. Until such time as any priority federal tax claim that is a subject of the Penncorp Escrow is allowed by Final Order, an amount reasonably calculated to pay such Claim in full will be retained in the Penncorp Escrow and such sum shall not be treated as Available Cash.

     2.5 Wage and Vacation Claims. Each Allowed Claim, if any, entitled to priority in accordance with Section 507(a)(3) of the Bankruptcy Code and entitled to payment in cash under the terms of the Debtors' vacation policies shall be paid in cash in full on the Effective Date, or such date as provided in the Debtors' vacation policies.

     2.6 Preservation of Retiree Benefits. On the Effective Date, the Reorganized Debtors, as applicable, will provide for the continuation of the payment of any applicable retiree benefits, as that term is defined in Section 1114 of the Bankruptcy Code, at the level established pursuant to subsection (e) or (g) of Section 1114 of the Bankruptcy Code, at any time prior to Confirmation of the Plan, for the duration of the period the Debtors have obligated themselves to provide such benefits.



DEBTORS' JOINT PLAN OF ORDERLY LIQUIDATION UNDER CHAPTER 11 - Page 10
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



                                   ARTICLE III

                             DESIGNATION OF CLASSES
                             OF CLAIMS AND INTERESTS

     Pursuant to Section 1123 of the Bankruptcy Code, the Debtors designate the following Classes of Claims and Interests.

     3.1 Class 1 - Secured Claim of Ozark. The Debtors designate as a Class the Claim of Ozark secured by its lien on unplatted property situated in Glenwood Hall Resort & Country Club, also known as Perry Park, Owenton County, Kentucky.

     3.2 Class 2 - Secured Claim of Sayyah. The Debtors designate as a Class the Claim of Sayyah to the extent such Claim is subject, pursuant to Section 553 of the Bankruptcy Code, to offset against the debt owed to ICH by Sayyah. The remaining balance, if any, of such Claim of Sayyah is and shall be treated as a Class 4 Claim.

     3.3 Class 3 - Tenneco. The Debtors designate as a Class the Claims of Tenneco, including its Claim represented by the 9 1/2% unsecured note due 1996 issued by ICH.

     3.4 Class 4 - Unsecured Claims. The Debtors designate as a Class those Claims not otherwise classified or designated in the Plan, not otherwise entitled to priority under the Bankruptcy Code, and not otherwise having secured status under Section 506 of the Bankruptcy Code, including, but not limited to, any Claim of the Record Holders of Notes as of the Effective Date.

     3.5 Class 5 - Preferred Stock. The Debtors designate a Class consisting of the Interests of the Record Holders of Preferred Stock as of the Effective Date and Securities- Related Claims arising on account of the Preferred Stock.

     3.6 Class 6 - Common Stock. The Debtors designate a Class consisting of the Interests of the Record Holders of Common Stock as of the Effective Date and Securities- Related Claims arising on account of the Common Stock.

     3.7 Class 7 - Care Financial Claims. The Debtors designate as a Class of Claims the Claim of any non-priority Claimant asserting a Claim against Care Financial, if any.

     3.8 Class 8 - SWL Holding Claims. The Debtors designate as a Class of Claims the Claim of any non-priority Claimant asserting a Claim against SWL Holding, if any.


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                                   ARTICLE IV

                           PROVISIONS FOR SATISFACTION
                             OF CLAIMS AND INTERESTS

     The Claims and Interests as classified in Article III hereof shall be satisfied in the manner set forth in this Article IV. The treatment of, and the consideration to be received by, Entities holding Allowed Claims against and/or Interests in the Debtors pursuant to this Plan shall be in full settlement, release and discharge of their respective Allowed Claims and Interests.


     4.1 Class 1 - Secured Claim of Ozark. On the Distribution Date, the Allowed Amount of the Secured Claim of Ozark shall be paid in cash in full by the Reorganized Debtor.

     4.2 Class 2 - Secured Claim of Sayyah. On the Distribution Date, the Allowed Secured Claim of Sayyah shall be satisfied by an offset of the amount of Sayyah's obligation to ICH against the Allowed Amount of Sayyah's Claim.

     [4.3 Class 3 - Tenneco. The Tenneco Claims are the subject of the Tenneco Settlement anticipated by the Debtors to be presented to the Bankruptcy Court in the Tenneco Compromise Motion. If the Tenneco Compromise Motion has been granted by Order of the Bankruptcy Court on or before the Confirmation Date, then this Class shall be moot; otherwise, the Confirmation of this Plan shall constitute the approval of the Bankruptcy Court of the Tenneco Settlement, and the Confirmation Order shall contain provisions to such effect.]

     4.4 Class 4 - Unsecured Claims. In exchange for and in full settlement of all Class 4 Claims, the Allowed Class 4 Claims shall receive the following treatment under the Plan:

               (A) Before Payout occurs, each Class 4 Claimant shall receive:

                         (i) on the Distribution  Date, a Pro Rata  distribution
                    of Available Cash determined as of the Effective Date;

                         (ii) after the distribution effected pursuant to clause
                    (A) (i) above, a Pro Rata distribution of Available Cash as and when from time to time determined and declared by the Board of Directors of the Reorganized Debtor; and

                         (iii)  a Pro  Rata  share  of  87.5%  of the  net  cash
                    proceeds of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor,


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               (B)  After Payout occurs, each Class 4 Claimant shall receive

                         (i) a Pro Rata share of 12.5% of the net cash  proceeds
                    of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor.

     4.5 Class 5 - Preferred Stock. In exchange for and in full settlement of all their Interests and their Securities-Related Claims, Class 5 Interests shall receive the following treatment under the Plan:

                    (A) Before Payout occurs,  each holder of a Class 5 Interest shall receive:

                         (i) a Pro Rata share of 9.375% of the net cash proceeds
                    of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor.

                    (B) After Payout  occurs,  each holder of a Class 5 Interest shall receive:

                         (i) a Pro Rata share of 75% of the  Available  Cash, as
                    and when determined and declared by the Board of Directors of the Reorganized Debtor; and

                         (ii) a Pro  Rata  share  of  65.625%  of the  net  cash
                    proceeds of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor.

     4.6 Class 6 - Common Stock. In exchange for and in full settlement of all their Interests, Class 6 Interests shall receive the following treatment under the Plan:

                    (A) Before Payout occurs,  each holder of a Class 6 Interest shall receive:

                         (i) a Pro Rata share of 3.125% of the net cash proceeds
                    of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor.

                    (B) After Payout  occurs,  each holder of a Class 6 Interest shall receive:

                         (i) a Pro Rata share of 25% of the  Available  Cash, as
                    and when determined and declared by the Board of Directors of the Reorganized Debtor; and

                         (ii) a Pro  Rata  share  in  21.875%  of the  net  cash
                    proceeds of the Designated Asset Pool, as and when determined and declared by the Board of Directors of the Reorganized Debtor.



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     4.7 Class 7 - Care Financial Claims. In exchange for and in full settlement of all Class 7 Claims, Allowed Class 7 Claims shall receive a Pro Rata distribution equal to the distribution made to Class 4 Claims from the assets remaining in the Estate of Care Financial.

     4.8 Class 8 - SWL Holding Claims. In exchange for and in full settlement of all Class 7 Claims, Allowed Class 7 Claims shall receive a Pro Rata distribution of the assets remaining in the Estate of SWL Holding.

     4.9 Delivery of Distributions. Distributions and deliveries called for by this Plan, other than distributions pursuant to Article II of this Plan, shall be made (i) to the holders of Class 1, Class 2, Class 3, Class 4 Claims (except as provided in clause (ii) below), Class 7 Claims and Class 8 Claims at the addresses set forth on the proofs of claim filed by such holders (or at the last known addresses of such holders if no proof of claim is filed or if the Debtors have been notified of the change of address) and (ii) to Record Holders of Notes on account of their Class 4 Claims, at the addresses contained in the records of the Indenture Trustee as of the Effective Date and (iii) to the Record Holders of Preferred Stock and Common Stock, at the addresses contained in the records of the Transfer Agent as of the Effective Date. No distribution shall be mailed to any holder of an Allowed Claim or Interest if any mailing to such holder's last known address has been returned as undeliverable and if any holder's distribution is returned as undeliverable no further distributions to such holder shall be made unless and until the Debtors, the Transfer Agent, the Indenture Trustee, or the Paying Agent is notified of such holder's then-current address, at which time all returned distributions shall be made to such holder without interest. All Claims for undeliverable distributions shall be made on or before the second anniversary of the Effective Date. After such date, all unclaimed property shall be liquidated, with the cash proceeds of such property being distributed to Class 4, 5, 6, 7, or 8 as the case may be, in accordance with this Plan, and the Claim of any holder with respect to such property or with respect to any undeliverable distribution shall be deemed abandoned, discharged, and forever barred as of the second anniversary of the Effective Date.

     4.10 Paying Agent. Reorganized Debtor or such Paying Agent as Reorganized Debtor may employ in its sole discretion shall make distributions required to be made under this Plan; provided that distributions to be made to Record Holders of the Notes as of the Effective Date may be made by Reorganized Debtor, such Paying Agent as Reorganized Debtor may employ in its sole discretion or the Indenture Trustee.


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                                    ARTICLE V

                      DESIGNATION OF THE CLASSES OF CLAIMS
                             IMPAIRED UNDER THE PLAN

     5.1 All Classes are impaired and are, therefore, entitled to cast ballots on the Plan, provided, however, that if the Bankruptcy Court has entered a Final Order approving the Tenneco Compromise Motion prior to the balloting deadline, then Tenneco shall not be entitled to cast a ballot on the Plan.




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                                   ARTICLE VI

                           MEANS FOR EXECUTION OF PLAN

     6.1 Revesting. All property of the Estates shall revest in the respective Reorganized Debtors on the Effective Date, free and clear of liens, claims, and encumbrances. After the Effective Date, the Reorganized Debtors may, as applicable, operate their businesses and use, sell, and dispose of their property, free of any restrictions contained in the Bankruptcy Code. As of the Effective Date, all property of the Reorganized Debtors shall be free and clear of all Claims and Interests of creditors and equity security holders, except the obligations and liens that are contained in this Plan.

     6.2 Initial Board of Directors. The Board of Directors of the Reorganized Debtor shall be composed of three directors. Subject to Bankruptcy Court approval under Section 1129(a)(5) of the Bankruptcy Code, the members of the initial Board of Directors shall be Susan A. Brown, Rodney D. Moore, and James Kerber. The Board of Directors shall take such action as is necessary to implement this Plan, which action shall be deemed to have been authorized, approved, and ratified by the shareholders of Reorganized Debtor as of the Effective Date. Care Financial and SWL Holding shall continue with their existing Boards of Directors pending their wind-up and dissolution.

     6.3 Management of Reorganized Debtor. Upon the Effective Date, the operation of the Reorganized Debtor shall be and become the general responsibility of Susan A. Brown, who shall serve as Co-Chief Executive Officer, Chief Financial Officer, and Treasurer, and Rodney D. Moore, who shall serve as Co-Chief Executive Officer, President, and Secretary; Ms. Brown and Mr. Moore shall, thereafter, have the responsibility for the management, control, and operation of the Reorganized Debtor subject to the terms and conditions of this Plan and subject to the oversight of the Board of Directors. Such officers shall manage the Reorganized Debtor with the objective of liquidating its property in an efficient manner and completing the distributions provided for herein within a reasonable period of time. Care Financial and SWL Holding shall continue with their existing management pending their wind-up and dissolution.

     6.4 Advisory Committee. On the Effective Date the Advisory Committee will be established. The Creditors Committee may appoint two members to the Advisory Committee, and the Equity Committee may appoint one member to the Advisory Committee. Such Committee shall (a) execute a confidentiality agreement acceptable to the Reorganized Debtor and, thereupon (b) receive copies of the budgets and periodic reports of financial results of the Reorganized Debtor under this Plan. At such time that Payout occurs, one of the members of the Advisory Committee appointed by the Creditors Committee shall resign.

     6.5 Termination of the Committees. On the Effective Date, the Creditors Committee and the Equity Committee shall cease to exist and have no further status as parties in interest.

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     6.6 Charter  Amendments.  The Articles of  Incorporation of the Reorganized
Debtor shall be amended as necessary to satisfy any  provisions of this Plan and
Section 1123(a)(6) of the Bankruptcy Code. All such Charter Amendments shall be deemed to have been authorized, approved, and ratified by the directors and shareholders of Reorganized Debtor as of the Effective Date and shall be filed with the Delaware Secretary of State on the Effective Date or as soon thereafter as is reasonably practicable and shall become effective on the date so filed.

     6.7 Litigation Reserve. On the Effective Date, the Reorganized Debtors shall establish an appropriate reserve for litigation.

     6.8 Provisions Regarding the Modern/Western Agreement and the Philadelphia American Agreement. On the Effective Date, the Reorganized Debtors shall execute such documents as may be necessary or appropriate to effectuate the Reorganized Debtors' assumptions of the obligations of BML under the Modern/Western Agreement as contemplated by Section 12.15 thereof and under the Philadelphia American Agreement as contemplated by Section 12.18 thereof, and upon the execution thereof to receive from BML all of the proceeds of the Modern/Western Agreement and the Philadelphia American Agreement to the extent such proceeds have not previously been distributed by BML.

     6.9 Initial Distribution of Available Cash. On the Distribution Date, the Reorganized Debtor shall make its initial distribution of Available Cash to holders of Allowed Class 4 Claims. With respect to Claims represented by the Notes, the disbursement shall be made by the Debtors to the Paying Agent.

     6.10 Provisions Relating to Securities.

     (a) Distribution Record Date. The Effective Date shall be the date for determining the Entities holding Securities who are entitled to receive distributions pursuant to Article IV of this Plan. As of the close of business on the Effective Date, the transfer ledgers in respect of the Securities shall be closed. The Reorganized Debtor, the Paying Agent (or Agents), the Transfer Agent and the Indenture Trustee or their respective agents shall have no obligation to recognize any transfer of Securities occurring after the Effective Date. The Paying Agent (or Agents), the Transfer Agent and the Indenture Trustee and their respective agents shall be entitled instead to recognize and deal for all purposes herein with only those holders of record stated on the respective transfer ledgers maintained by the Reorganized Debtor, the Transfer Agent or Indenture Trustee or their respective agents for the Securities as of the close of business on the Effective Date.

     (b) Cancellation of Securities. On the Effective Date, all outstanding Securities (and the rights of the Claimants and the Interest holders therein) shall be deemed to be terminated, cancelled, and extinguished, and the Confirmation Order shall provide therefor. Notwithstanding the foregoing, such cancellation of the Securities shall not impair the rights of Record Holders of the Securities as of the Effective Date to receive distributions on account of such Securities pursuant to this Plan.


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     (c) Tender of Securities.

          (i) As a condition to the receipt by any Entity holding Securities of any distribution under this Plan, such holder of the Securities must deliver to the Paying Agent the Securities giving rise to such Entity's Allowed Claim or Interest, together with the Letter of Transmittal, properly completed and executed by such holder of the Securities, and any documents required by the Letter of Transmittal on or before the second anniversary of the Effective Date. The method of delivery of the Securities and other documents to the Paying Agent is at the election and risk of the holder of the Securities, but if such delivery is by mail, it is recommended that the holder use properly insured, registered mail, return receipt requested. The Letter of Transmittal and the Securities shall be sent to the Paying Agent and shall not be sent to the Reorganized Debtor or the Indenture Trustee. Upon receipt of Securities as contemplated by this
     Section 6.10, the Paying Agent shall mark the Securities as "cancelled" or "paid." In the event of any lost or destroyed Securities, the holder thereof must deliver an affidavit of loss or destruction to the Paying Agent (and, if required, the Transfer Agent or Indenture Trustee, as applicable), as well as an agreement to indemnify the Reorganized Debtor and the Paying Agent (and, if required, the Transfer Agent or Indenture Trustee, as applicable), in form and substance reasonably acceptable to Reorganized Debtor and the Paying Agent (and, if required, the Transfer Agent or Indenture Trustee, as applicable), including, if requested, an appropriate bond, in order to receive any distribution under this Plan. Letters of Transmittal shall be required to be completed and duly executed in accordance with the instructions accompanying such Letters of Transmittal.

          (ii) All questions as to the validity, form, or eligibility of the tendered Securities shall be resolved by the Bankruptcy Court. Neither the Reorganized Debtor nor the Paying Agent shall be under any duty to give notification of defects in such tenders, or shall incur liabilities for failure to give notification of such defects. Any Securities received by the Paying Agent that are not properly tendered and as to which the irregularities have not been cured or waived, will be returned by the Paying Agent to the appropriate tendering holder as soon as practicable.

     (d) Unsurrendered Outstanding Securities. Two (2) years after the Effective Date, any Entity holding an Allowed Claim against or Interest in ICH evidenced by Securities held by such Entity who has not surrendered such Entity's Securities as set forth in Section 6.11(c) of this Plan, to the extent permitted by law, will forfeit such Entity's right to receive any distribution under this Plan with respect to such Allowed Claim or Interest.

     (e) Treasury Securities. Each share of Common Stock and Preferred Stock held in treasury by ICH immediately before the Effective Date will be cancelled and extinguished as of the Effective Date without any action on the part of ICH and no payment or other consideration shall be made with respect thereto.


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     6.11 Provisions Relating to Indentures.

     (a) Cancellation of Indentures. On the Effective Date, the Indentures shall, except as provided in this Plan, be deemed cancelled, terminated and of no further force or effect and this Plan will operate to cancel all obligations of the Reorganized Debtor under the Indentures; provided, however, that the Indentures shall continue in effect for the sole purpose of allowing the Indenture Trustee to facilitate and assist in making distributions to be made to Record Holders of Notes as of the Effective Date under this Plan and to maintain records as required under the Indentures. Any actions taken by the Indenture Trustee that are not for the purpose authorized herein shall be null and void, and the Reorganized Debtor shall have no obligation to the Indenture Trustee for any fees, costs or expenses incurred in connection with such unauthorized actions. Upon the completion of distribution required to be made under this Plan to Record Holders of Notes as of the Effective Date, the Debtors may terminate the Indentures and the Indenture Trustee's authority to act thereunder by giving ten days written notice of termination to the Indenture Trustee identifying the Indenture to be so terminated. Such termination will be without prejudice to the rights of the Indenture Trustee effected by such termination (i) to seek or enforce the allowance and payment of its reasonable and necessary costs and fees under this Plan, or (ii) to intervene or appear in this proceeding as a party in interest and to be heard concerning any post-confirmation matter effecting the interest of the Record Holders of Notes represented by such Indenture Trustee. Notwithstanding the foregoing, such cancellation of the Indentures shall not impair the rights of holders of the Notes to receive distributions on account of such Notes pursuant to this Plan, nor shall it impair the rights of the Indenture Trustee to enforce its liens, if any, under the Indentures.

     (b) Payment of Indenture Trustees' Fees and Expenses. The Indenture Trustee may apply to the Bankruptcy Court, pursuant to Section 503(b) of the Bankruptcy Code, for reimbursement from ICH's Estate of its respective reasonable fees and expenses incurred, including those of their respective attorneys.

     6.12 Articles of Dissolution. At such time or times the Reorganized Debtors have completed the liquidation of all of their respective property and have made all of the distributions provided for in this Plan, each of the Reorganized Debtors shall file Articles of Dissolution with the Delaware Secretary of State.

     6.13 Exoneration and Reliance. Provided that the respective present or former affiliates, officers, directors, members, employees, agents, attorneys and representatives of the Debtors, the Creditors' Committee, Equity Committee and Reorganized Debtors act in good faith, they shall not be liable to any Claimant or other party with respect to any action, forbearance from action, decision, or exercise of discretion taken during the period from the Petition Date to the Effective Date in connection with: (a) the operation of the Debtors or Reorganized Debtor; (b) the implementation of any of the transactions provided for, or contemplated in, this Plan; or (c) the administration of this Plan or the assets and property to be distributed pursuant to this Plan, other than for willful misconduct or gross negligence. The Debtors, Reorganized Debtors and their respective affiliates, officers, directors, members, employees, agents, attorneys and representatives


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



may rely upon the opinions of counsel, certified public accountants, and other experts or professionals employed by the Debtors or Reorganized Debtors and such reliance shall conclusively establish good faith. In any action, suit or proceeding by any Claimant, Interest holder or other party-in-interest contesting any action by, or non-action of, Debtors, Reorganized Debtors or their respective affiliates, officers, directors, members, representatives, attorneys, financial advisors and agents as not being in good faith, the reasonable attorneys' fees and costs of the prevailing party shall be paid by the losing party.

     6.14 Unclaimed Property. Any assets and property to be distributed under this Plan which remain unclaimed or otherwise not deliverable to the Entity entitled thereto before the later of: (a) two years after the Effective Date or
(b) 120 calendar days after an Order allowing such Entity's Claim or Interest becomes a Final Order, shall become vested in, and shall be transferred and delivered to, Reorganized Debtor for distribution pursuant to this Plan. In such event, such Entity's Claim or Interest shall no longer be deemed to be "Allowed" and such Person shall be deemed to have no further Claim or Interest in respect of such distribution and shall not participate in any further distributions under this Plan.




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                                   ARTICLE VII

                             TREATMENT OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES

     7.1 Executory Contracts and Unexpired Leases. Unless the Debtors expressly assume, as provided by Section 365(a) of the Bankruptcy Code, an executory contract or an unexpired lease on or before the Confirmation Date, each executory contract and unexpired lease shall be deemed rejected.

     7.2 Claims for Rejected Executory Contracts and Leases. Any Claim made on account of executory contracts or leases that are deemed rejected pursuant to
Section 7.1 must be Filed within 30 days of the Confirmation Date or such Claim shall be forever barred and discharged. To the extent all or a part of the damages asserted are Allowed by Final Order, such Claimant shall be treated as a Class 4 Claimant.



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                                  ARTICLE VIII

                PROVISIONS CONCERNING THE DESIGNATED ASSET POOL,
                       PREFERENCES, FRAUDULENT CONVEYANCES
                            AND OBJECTIONS TO CLAIMS


     8.1 Liquidation of Designated Asset Pool. The Reorganized Debtor shall collect and reduce to money the Designated Asset Pool as expeditiously as is compatible with the best interest of parties in interest. All material decisions regarding the liquidation of Designated Asset Pool must be approved by the Board of Directors of the Reorganized Debtor. The Board of Directors may request the advice of the Advisory Committee with respect to transactions involving the Designated Asset Pool.

     8.2 Retention and Enforcement of the Debtors' Causes of Action. The Reorganized Debtor is the designated representative of the Estates appointed for the purpose of retention and enforcement of all Claims owned or held by the Estates. All Claims recoverable against third parties on account of an indebtedness, and all other Claims held by or owed to or in favor of the Debtors pursuant to any federal or state statute, common law, or any theory of action whatsoever, to the extent not specifically compromised and released pursuant to this Plan or an agreement referred to and incorporated herein, are hereby preserved and retained for enforcement by the Reorganized Debtor subsequent to the Effective Date. Further, the Reorganized Debtor shall be the only party authorized to pursue actions to recover preferences and fraudulent conveyances. Unless the Reorganized Debtor consents, or unless otherwise ordered by the Bankruptcy Court, no other party shall have the right or obligation to pursue any such actions.

     8.3 Objections to Claims. The Debtors or, on and after the Effective Date, the Reorganized Debtors shall be the only entity authorized to object to Claims. The Plan incorporates by reference the provisions of the Bankruptcy Code and Rules of Bankruptcy Procedure concerning the allowance and determination of Claims.

     8.4 Objection Deadline. As soon as practicable but in no event later than 90 business days after the Effective Date, objections to Claims and Equity Interests shall be filed with the Bankruptcy Court and served upon the holders of each of the Claims and Equity Interests to which objections are made and upon counsel for the Debtors or, after the Effective Date, the Reorganized Debtor.

     8.5 Prosecution of Objections. The Debtors or, on and after the Effective Date, the Reorganized Debtors may litigate to judgment in the Bankruptcy Court, settle or withdraw objections to Contested Claims. The Bankruptcy Court for purposes of allowance of Claims may estimate such Contested Claims in a summary proceeding.

     8.6 No Distributions Pending Allowance. Notwithstanding any other provision of the Plan, no payments or distributions shall be made with respect to all or any portion

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



of a Contested Claim unless and until all objections to such Contested Claim have been determined by Final Order.

     8.7 Escrow of Allocated Distributions. The Debtors or, on and after the Effective Date, the Reorganized Debtors shall withhold from the property to be distributed under this Plan, and shall place in escrow, an amount sufficient to be distributed on account of Claims that are not Allowed Claims or Allowed Administrative Claims as of the Distribution Date. As to any Contested Claim, upon a request for estimation by the Debtors or, after the Effective Date, the Reorganized Debtors, the Bankruptcy Court shall determine what amount is sufficient to withhold as the escrowed distribution amount. In the event the Debtors or, after the Effective Date, the Reorganized Debtors elect not to request such an estimation from the Bankruptcy Court with respect to a Contested Claim, the Debtors or, after the Effective Date, the Reorganized Debtors shall withhold as the escrowed distribution amount the amount which such Claimant would have received under this Plan if the proof of claim field by or on behalf of Claimant were Allowed. The Debtors or, after the Effective Date, the Reorganized Debtors shall also place in the escrowed distribution amount any dividends, payments, distributions, or other proceeds received on account of the property withheld as the escrowed distribution amount pursuant hereto to the extent that such property continues to be withheld as the escrowed distribution amount at the time such distributions are made or such obligations arise.

     8.8 Distributions After Allowance. Payments and distributions from the escrowed distribution amount to each holder of a Contested Claim to the extent that it ultimately becomes an Allowed Claim shall be made in accordance with the provisions of this Plan governing the respective Classes of Claims to which the holder belongs. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Claim becomes a Final Order, any property in the escrowed distribution amount that would have been distributed to the holder of such Claim had such Claim been an Allowed Claim on the Effective Date, to the extent of the Allowed Amount of such Claim, shall be distributed to the holder of such Claim, together with any dividends, payments or other distributions made on account of, as well as any obligations arising from, that property from the date such distributions would have been due.

     8.9 Distributions After Disallowance. In the event that any of the property withheld in the escrowed distribution amount remains after all objections to Contested Claims of a particular Class have been resolved, such remaining property attributable to such Contested Claims of that particular Class shall be distributed as soon as practicable among the holders of Allowed Claims in that Class, in accordance with the provisions of this Plan governing that Class to which the holders of the Contested Claims belong.

     8.10 Treatment of Contingent or Unliquidated Claims. Until such time as a contingent Claim becomes fixed and Allowed, such Claim shall be treated as a Contested Claim for purposes related to allowance and distributions under this Plan. The Bankruptcy Court upon request by the Debtors or, after the Effective Date, the Reorganized Debtors, shall in a summary proceeding, on each such contingent Claim or unliquidated Claim by estimation determine the allowability of each such contingent or unliquidated Claim.


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




                                   ARTICLE IX

                          PROVISIONS FOR THE DISCHARGE,
                       SETTLEMENT, OR ADJUSTMENT OF CLAIMS

     9.1 Legal Binding Effect; Discharge of Claims and Interests. The provisions of this Plan shall (i) bind all Claimants and Interest holders, whether or not they accept this Plan, and (ii) discharge the Debtors, jointly and severally, from all debts that arose before the Petition Date, and any liability, including, without limitation, any liability of a kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, that arose, or has been asserted against, the Debtors, jointly or severally, at any time before the entry of the Confirmation Order or that arises from any pre-Confirmation conduct of the Debtors, jointly or severally, whether or not the Claim is known or knowable by the Claimant or Interest holder. In addition, the distributions provided for under this Plan shall be in exchange for and in complete satisfaction, discharge, and release of all Claims against and Interests in the Debtors or any of its assets or properties, including any Claim or Interest accruing after the Petition Date and prior to the Effective Date. On and after the Effective Date, all holders of Claims and Interests shall be precluded from asserting any Claim or Interest against the Reorganized Debtors or their assets or properties based on any transaction or other activity of any kind that occurred prior to the Confirmation Date.

     9.2 Releases. This Plan resolves all disputes between and among the Debtors and the Released Entities. With respect to all Claims that the Debtors ever had, now have, or may claim to have or hereafter have, or which the Debtors could have asserted or could assert, jointly or severally, including without limitation Claims held in its corporate capacity, Claims arising in or under Chapter 5 of the Bankruptcy Code, and claims that third parties may assert derivatively on behalf of the Debtors absent bankruptcy, Confirmation of the Plan releases each Released Entity from all such Claims, counterclaims, demands, controversies, costs, contracts, debts, sums of money, accounts, reckonings, bonds, bills, damages, obligations, liabilities, objections, actions and causes of action of any nature, type or description, whether in law or in equity, in contract, tort, or otherwise, known or unknown, suspected or unsuspected, including claims for negligence, gross negligence, or otherwise. On the Effective Date, the Debtors shall be authorized to execute a general release consistent with this Section 9.2. Furthermore, the Confirmation Order shall constitute an injunction supplementing the injunctive provisions of Section 524 of the Bankruptcy Code and permanently enjoining the prosecution of any and all of the released Claims against the Released Entities.

     9.3 Permanent Injunction. Confirmation of the Plan shall result in the issuance of a permanent injunction against the: (i) commencement or continuation of any judicial, administrative, or other action or proceeding on account of claims against or Interests in the Debtors, the Reorganized Debtors, the Released Entities, and any other entity against whom prosecution of the claims could result in a claim, action or proceeding being asserted or commenced against the Reorganized Debtors; (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree, or order against the Debtors, the Reorganized Debtors, the Released Entities, and any other entity against whom prosecution of the claims could result in a claim, action

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



or proceeding being asserted or commenced  against the Reorganized  Debtors;  or
(iii) creating, perfecting or enforcing any encumbrance of any kind against the Debtors, the Reorganized Debtors, the Released Entities, and any other entity against whom prosecution of the claims could result in a claim, action or proceeding being asserted or commenced against the Reorganized Debtors, except as provided in this Plan.

     9.4 Implementation of Class Settlement. On or before the 30th day after the Confirmation Date, counsel of record for the Securities-Related Claims may file an application with the Bankruptcy Court for allowance of their reasonable and necessary attorneys fees and expenses incurred in the representation of the holders of the Securities-Related Claims, and the Reorganized Debtor shall pay the Allowed Amount of such fees and expenses upon entry of a Final Order, provided, however, that in no event shall the aggregate of such fees and expenses exceed the sum of $500,000 inclusive of the Debtors' attorneys fees and expenses incurred in defending such claims.

     9.5 Survival of the Debtors' Corporate Indemnities. Any obligations of the Debtors, pursuant to their corporate charters, by-laws and written indemnification agreements to indemnify its directors, officers, agents, employees, attorneys, and representatives, with respect to all present and future actions, suits, and proceedings against the Debtors or any of such officers, directors, agents, employees, attorneys, or representatives, based upon any act or omission related to service with, or for or on behalf of, the Debtors (to the extent that such obligations are not otherwise discharged pursuant to this Plan), shall not be discharged or impaired by Confirmation or Consummation of this Plan, but shall be deemed and treated as executory contracts that are assumed by the applicable Debtor pursuant to this Plan and section 365 of the Bankruptcy Code and assumed by the applicable Debtor as of the Confirmation Date; provided, however, that the above described indemnity obligations shall be limited to the Released Entities. Accordingly, such indemnification obligations shall survive unaffected by the reorganization contemplated by this Plan and shall be performed and honored by the Reorganized Debtor regardless of the Confirmation of this Plan.


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



                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Request for Relief under Section 1129(b). In the event any Impaired Class shall fail to accept this Plan in accordance with Section 1129(a) of the Bankruptcy Code, the Debtors request the Bankruptcy Court to confirm the Plan in accordance with the provisions of Section 1129(b) of the Bankruptcy Code.

     10.2 Revocation. The Debtors reserve the right to revoke and withdraw this Plan at any time prior to the Confirmation Date.

     10.3 Effect of Withdrawal or Revocation. If the Debtors revoke or withdraw this Plan, or if the Confirmation Date or the Effective Date does not occur, then this Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any person in any further proceedings involving the Debtors.

     10.4 Headings are utilized in this Plan for convenience and reference only, and shall not constitute a part of this Plan for any other purpose.

     10.5 Due Authorization by Creditors. Each and every Claimant and Interest holder who elects to participate in the distributions provided for herein warrants that such Claimant or Interest holder is authorized to accept in consideration of such Claim against or Interest in the Debtors the distributions provided for in the Plan and that there are not outstanding commitments, agreements, or understandings, expressed or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by such Claimant or Interest holder under this Plan.

     10.6 De Minimis Distributions. The Reorganized Debtor shall disregard, and shall not make distributions in respect of, Allowed Claims and Interests whose Pro Rata share of a proposed distribution would be less than $5.00. In such case, the Allowed Amount of such Claims for purposes of such distribution shall be reduced to zero.

     10.7 Corporate Action. All matters and actions provided for under this Plan involving the corporation structure of the Debtors or corporate action to be taken by or required of the Debtors shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement for further action by the stockholders or directors of Debtors.

     10.8 Further Authorizations. The Reorganized Debtors, if and to the extent necessary, shall seek such orders, judgments, injunctions, and rulings that may be required to carry out further the intentions and purposes, and give full effect to the provisions, of this Plan.

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



     10.9 Form of Payments. Payment to be made by the Reorganized Debtors or the Paying Agent pursuant to this Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank.


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



                                   ARTICLE XI

                            MODIFICATION OF THE PLAN

     11.1 The Debtors may propose amendments to or modifications of this Plan under Section 1127 of the Bankruptcy Code at any time prior to the Confirmation Date. After the Confirmation Date, the Debtors may remedy any defects or omissions or reconcile any inconsistencies in this Plan or in the Final Order in such manner as may be necessary to carry out the purposes and intent of this Plan so long as the interest of Claimants or Interest holders are not materially and adversely affected.



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



                                   ARTICLE XII

                            RETENTION OF JURISDICTION

     12.1 The Bankruptcy Court shall retain  jurisdiction  over these Chapter 11
Cases  after   Confirmation,   notwithstanding   Consummation   or   substantial
consummation, for the following purposes:

               (i) to  consider  and effect any  modification  of the Plan under
          Section 1127 of the Bankruptcy Code;

               (ii) to hear and determine all controversies, suits and disputes that arise in connection with the interpretation or enforcement of this Plan;

               (iii) to hear and determine all requests for compensation and/or reimbursement of expenses for the period commencing on the Petition Date through the Confirmation Date;

               (iv) to hear and determine all objections to Claims and Interests, and to determine the appropriate classification of any Allowed Claim, and other controversies, suits and disputes that may be pending at or initiated after the Confirmation Date, except as provided in the Confirmation Order;

               (v) to consider and act upon the compromise and settlement of any claim against or cause of action on behalf of the Debtors or their Estates;

               (vi) to hear and determine all claims that the Debtors, as debtors in possession qua trustee could assert under the Bankruptcy Code;

               (vii) to consider and act on such other matters consistent with the Plan as may be provided in the Confirmation Order;

               (viii) to make such orders as are necessary and appropriate to carry out and implement the provisions of the Plan;

               (ix) to approve the reasonableness of any payments made or to be made, within the meaning of Section 1129(a)(4) of the Bankruptcy Code; and

               (x) to exercise the jurisdiction granted pursuant to Section 505(a) and (b) of the Bankruptcy Code to determine any and all federal, state, Commonwealth, local and foreign tax liabilities of, and any and all refunds of such tax paid by the Debtors.

               (xi) to hear and determine any issues or matters in connection with any property not timely claimed as provided in this Plan.

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



     Nothing contained in this Article XII shall be construed so as to limit the rights of the Reorganized Debtor to commence or prosecute any Claim in any court of competent jurisdiction.


                                        I.C.H. Corporation,
                                        Care Financial Corporation, and
                                        SWL Holding Corporation


                                        By:/s/ Susan A. Brown
                                           ------------------
                                           Susan A. Brown
                                           Co-Chief Executive Officer

                                       and


                                        By:/s/ Rodney D. Moore
                                           -------------------
                                           Rodney D. Moore
                                           Co-Chief Executive Officer



Winstead Sechrest & Minick P.C.



By:/s/ Daniel C. Stewart
   ---------------------
   Daniel C. Stewart, SBT #19206500
   Josiah M. Daniel, III, SBT #05358500

ATTORNEYS FOR THE DEBTORS


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



                  ICH Corporation
                  500 North Akard
                Dallas, Texas 75201
                  214. 954. 7111
                                                                    NEWS RELEASE

- --------------------------------------------------------------------------------


FOR IMMEDIATE RELEASE


                      ICH AND SUBSIDIARIES FILE JOINT PLAN
                  UNDER CHAPTER 11 OF THE U.S. BANKRUPTCY CODE

     DALLAS, TX--June 3, 1996--I.C.H. Corporation ("ICH") and two of its subsidiaries, SWL Holding Corporation ("SWL Holding") and Care Financial Corporation ("Care Financial"), filed a joint plan under Chapter 11 of the U.S. Bankruptcy Code late Friday, May 31. The plan was filed in the Bankruptcy Court for the Northern District of Texas, Dallas, Division, which is presiding over the companies' Chapter 11 cases. Each of ICH, SWL Holding and Care Financial have been operating as debtors in possession since filing voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code on October 10, 1995.

     The joint plan classifies all unsecured claims, including claims of holders of ICH's 11 1/4% Senior Subordinated Notes due 1996 and 11 1/4% Senior Subordinated Notes due 2003, as one class that will be entitled to receive pro rata distributions of available cash (after reserves are set aside for taxes, contested claims, administrative and operating expenses) plus 87.5% of an asset pool consisting of certain interests in unliquidated assets including certain claims and causes of action of ICH's estate ("Designated Asset Pool"), until such claims are paid in full, including interest at the legal rate, from October 10, 1995. If the unsecured claims are paid in full plus interest, the holders of such claims thereafter will be entitled to 12.5% of the proceeds of the Designated Asset Pool.

                                    --MORE--

     The holders of preferred stock and common stock, and claims arising out of the sale or purchase of those securities, are classified separately, with holders of preferred stock and related claims being entitled to 9.375% of the proceeds of the Designated Asset Pool until unsecured claims are paid in full, after which time such holders will become entitled to 75% of available cash, if any (after appropriate reserves), plus 65.625% of the proceeds of the Designated Asset Pool. The holders of common stock and related claims will receive a pro rata distribution of 3.125% of the proceeds of the Designated Asset Pool until unsecured claims are paid in full, after which time such holders will receive 25% of available cash, if any (after appropriate reserves), plus 21.875% of the proceeds of the Designated Asset Pool.

     ICH, SWL Holding and Care Financial anticipate filing with the Bankruptcy Court in June 1996 a disclosure statement pursuant to which they will solicit votes on the joint plan, and which will specify in more detail the anticipated recoveries under the plan. Effectiveness of the joint plan is subject to obtaining the requisite votes of classes of impaired claims against and interests in ICH, SWL Holding and Care Financial and the entry of a final order of confirmation by the Bankruptcy Court.

     ICH has been in discussions regarding the terms of the joint plan with both its official creditors committee and official stockholders committee. To date, however, neither committee has endorsed the plan and discussions will continue with both committees to seek a consensual plan prior to the commencement of solicitation of approvals from creditors and stockholders.

                                       ###
FOR FURTHER INFORMATION CONTACT:
Susan A. Brown (214) 954-7660